Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-06790

                            THE GAMCO WESTWOOD FUNDS
                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                           GAMCO WESTWOOD INCOME FUND
                      GAMCO WESTWOOD INTERMEDIATE BOND FUND
                   (EACH, A "FUND" AND TOGETHER, THE "FUNDS")

           Supplement dated October 21, 2008, to the Funds' Class AAA
         Shares Prospectus, and the Funds' Class A, B, C, and I Shares
                    Prospectus, each dated January 28, 2008

In the Funds' Prospectuses, the third paragraph of the subsection entitled "The Adviser," under the section entitled "Management of the Funds" shall be replaced in its entirety with the following paragraph:

With respect to the SmallCap Equity, Income, and Intermediate Bond Funds, the Board of Trustees has approved the amended and restated contractual advisory fee waiver and expense deferral agreement under which the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds' expenses to the extent necessary to maintain the Funds' total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses and extraordinary expenses) at the levels set forth in the fee tables of the current prospectuses until at least January 31, 2010. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the agreement prior to the expiration of its then current term.